UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2014
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street, Suite 410, Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 22, 2014, the Board of Directors of Ameresco, Inc. (the “Company”), approved an amendment to the Company’s Amended and Restated By-Laws to include a provision required in connection with obtaining a certain professional license in Washington state.
A copy of the by-law amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the by-law amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the by-law amendment.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its 2014 Annual Meeting of Stockholders on May 22, 2014 (the “2014 Annual Meeting”). At the 2014 Annual Meeting, holders of the Company’s Class A and Class B common stock, voting together as a single class:

•
elected David J. Anderson and Frank V. Wisneski to serve as the Company’s class I directors until the Company’s 2017 annual meeting of stockholders and until their successors are elected and qualified; and

•	ratified the selection of McGladrey LLP as the Company’s independent registered public accounting firm for 2014; and

•	approved the compensation of the Company’s named executive officers.
The matters acted upon at the 2014 Annual Meeting, and the voting tabulation for each matter, are as follows:

Proposal 1:	The election of the following nominees for class I directors for a term of three years (voted on by holders of Class A common stock and Class B common stock, voting together as a single class):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David J. Anderson	105,784,910	783,101	7,811,665
Frank V. Wisneski	100,863,416	5,704,595	7,811,665

Proposal 2:
Ratification of the selection of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (voted on by holders of Class A common stock and Class B common stock, voting together as a single class):

Votes For	Votes Against	Abstain	Broker Non-Votes
114,223,049	103,031	53,596	—

Proposal 3:	Advisory vote on the approval of the compensation of the Company’s named executive officers (voted on by holders of class A common stock and class B common stock, voting together as a single class):

Votes For	Votes Against	Abstain	Broker Non-Votes
106,164,156	175,138	228,716	7,811,666
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The exhibit listed on the Exhibit Index immediately preceding such exhibits is filed as part of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
Date: May 28, 2014	By:	/s/ David J. Corrsin
David J. Corrsin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Amended and Restated By-Laws of Ameresco, Inc.